FINANCIAL INFORMATION REPORT
	Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING BALANCE SHEETS
May 31, 2016 (UNAUDITED)
		Horsehead
ASSETS	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated
Current assets
Cash and cash equivalents	$10,077	$5,974	$3,115	$5,010	$—	$24,176
Accounts receivable, net of allowance	346	13,214	20,641	6,447	(540)	40,108
Inventories, net	—	11,325	9,718	4,935	—	25,978
Prepaid expenses and other current assets	1,805	11,627	1,462	297	(6,972)	8,219
Deferred income taxes	—	—	—	—	—	—

Total current assets	12,228	42,140	34,936	16,689	(7,512)	98,481
Property, plant and equip, net	—	195,663	24,126	32,989	—	252,778
Other assets
Intangible assets	—	7,558	83	1,502	—	9,143
Restricted cash	—	7,939	—	—	—	7,939
Investment in and advances to subs	111,261	(660,258)	12,696	2,090	534,211	—
Deposits and other	15,186	588	872	520	(15,185)	1,981

Total other assets	126,447	(644,173)	13,651	4,112	519,026	19,063
Total assets	$138,675	$(406,370)	$72,713	$53,790	$511,514	$370,322

LIABILITIES AND		Horsehead
STOCKHOLDERS' EQUITY	HHC	Corporation	Zochem	INMETCO	Eliminations	Consolidated

Current liabilities
Current maturities of long-term debt	$205,000	$42,477	$—	$—	$(15,334)	$232,143
DEBTOR IN POSSESSION FINANCING	—	33,822	18,678	—	—	52,500
Accounts payable	10,495	12,150	2,332	2,099	(370)	26,706
Accrued expenses	10,760	21,193	840	3,658	(21)	36,430
Income taxes payable	—	4,266	(1,064)	594	(6,973)	(3,177)
Total current liabilities	226,255	113,908	20,786	6,351	(22,698)	344,602
LIABILITIES SUBJECT TO COMPROMISE	142,930	78,169	7,406	5,014	—	233,519
Long-term debt, less current	—	—	—	10,000	(10,000)	—
Other long-term liabilities	—	13,398	27	1,867	—	15,292
Deferred income taxes	—	—	3,112	—	—	3,112
Commitments and contingencies
Stockholders' equity
Common Stock	602	—	—	—	—	602
Additional paid-in capital	394,299	12,572	—	29,081	(41,653)	394,299
Retained earnings	(625,411)	(628,256)	41,382	1,477	585,865	(624,943)

Total stockholders' equity before noncontroll int	(230,510)	(615,684)	41,382	30,558	544,212	(230,042)
Noncontrolling interest	—	3,839	—	—	—	3,839
Total stockholders' equity	(230,510)	(611,845)	41,382	30,558	544,212	(226,203)
Total liabilities and SE	$138,675	$(406,370)	$72,713	$53,790	$511,514	$370,322

NOTE: THE MARCH 31, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST QTR REVIEW AND MAY AFFECT THESE BALANCES

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
	UNAUDITED	UNAUDITED	UNAUDITED	UNAUDITED
	Month Ended	Month ended	YTD ended	YTD ended
	May 31	May 31	May 31	May 31
	2016	2015	2016	2015

Net sales of zinc material and other goods	$20,056	$26,236	$103,869	$138,540
Net sales of nickel based material and other services	2,957	4,404	13,294	19,547
EAF dust service fees	3,533	3,124	16,155	15,403

Net sales	26,546	33,764	133,318	173,490

Cost of sales of zinc material and other goods	22,302	26,450	117,245	148,071
Cost of sales of nickel based material and other services	2,219	2,842	11,029	13,276
Cost of EAF dust services	2,527	2,426	11,789	12,270
Fire related costs	195	—	933	—
Insurance claim income	(1,000)	—	(1,000)	—

Cost of sales (excluding deprec and amortiz)	26,243	31,718	139,996	173,617
Depreciation and amortization	2,059	4,914	10,253	20,732
Selling, general and administrative expenses	1,426	2,175	8,415	11,401
Total costs and expenses	29,728	38,807	158,664	205,750

Loss from operations	(3,182)	(5,043)	(25,346)	(32,260)

Other income (expense)
Interest expense	(3,023)	(3,032)	(15,188)	(15,192)
Interest and other income	(1)	4	3	20
Other income (expense)	(14)	(1,880)	2,967	(1,516)

Total other income (expense)	(3,038)	(4,908)	(12,218)	(16,688)

REORGANIZATION ITEMS, NET	(5,277)	—	(38,310)	—

Loss before income taxes	(11,497)	(9,951)	(75,874)	(48,948)
Income tax benefit	5	(4,082)	(693)	(20,110)

NET LOSS	$(11,502)	$(5,869)	$(75,181)	$(28,838)

NOTE: THE MARCH 31, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST QTR REVIEW AND MAY AFFECT THESE RESULTS
NOTE: 2016 YTD TOTALS REFLECT ADJUSTMENTS AS A RESULT OF THE 2015 AUDIT WHICH WAS COMPLETED IN MAY 2016

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the month ended May 31, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$9,616	$—	$10,440	$—	$20,056
Net sales of nickel based material and other services	—	—	2,957	—	—	2,957
EAF dust service fees	—	3,629	—	—	(96)	3,533

Net sales	—	13,245	2,957	10,440	(96)	26,546

Cost of sales of zinc material and other goods	—	12,736	—	9,566	—	22,302
Cost of sales of nickel based material and other services	—	—	2,315	—	(96)	2,219
Cost of EAF dust services	—	2,527	—	—	—	2,527
Fire related costs	—	—	195	—	—	195
Insurance claim income	—	—	(1,000)	—	—	(1,000)

Cost of sales (excluding deprec and amortiz)	—	15,263	1,510	9,566	(96)	26,243
Depreciation and amortization	—	1,617	252	190	—	2,059
Selling, general and administrative expenses	120	968	188	150	—	1,426
Total costs and expenses	120	17,848	1,950	9,906	(96)	29,728

(Loss) income from operations	(120)	(4,603)	1,007	534	—	(3,182)

Equity in (loss) income of subsidiary, net of taxes	(4,596)	—	—	—	4,596	—

Other income (expense)
Interest expense	(1,856)	(951)	(38)	(270)	92	(3,023)
Interest and other income	91	—	—	—	(92)	(1)
Other income (expense)	—	3	13	(30)	—	(14)

Total other income (expense)	(1,765)	(948)	(25)	(300)	—	(3,038)

REORGANIZATION ITEMS, NET	(5,021)	—	—	(256)	—	(5,277)

(Loss) income before income taxes	(11,502)	(5,551)	982	(22)	4,596	(11,497)
Income tax (benefit) provision	—	—	—	5	—	5

NET (LOSS) INCOME	$(11,502)	$(5,551)	$982	$(27)	$4,596	$(11,502)

NOTE: THE MARCH 31, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST QTR REVIEW AND MAY AFFECT THESE RESULTS

Horsehead Holding Corp. and Subsidiaries
CONSOLIDATING STATEMENTS OF OPERATIONS
For the five months ended May 31, 2016 (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Horsehead
	Holding	Horsehead
	Corp.	Corporation	INMETCO	Zochem	Elims	Consolidated

Net sales of zinc material and other goods	$—	$54,230	$—	$49,537	$102	$103,869
Net sales of nickel based material and other services	—	—	13,294	—	—	13,294
EAF dust service fees	—	16,607	—	—	(452)	16,155

Net sales	—	70,837	13,294	49,537	(350)	133,318

Cost of sales of zinc material and other goods	—	71,104	—	46,039	102	117,245
Cost of sales of nickel based material and other services	—	—	11,481	—	(452)	11,029
Cost of EAF dust services	—	11,789	—	—	—	11,789
Fire related costs	—	—	933	—	—	933
Insurance claim income	—	—	(1,000)	—	—	(1,000)

Cost of sales (excluding deprec and amortiz)	—	82,893	11,414	46,039	(350)	139,996
Depreciation and amortization	—	8,060	1,258	935	—	10,253
Selling, general and administrative expenses	454	6,272	921	768	—	8,415
Total costs and expenses	454	97,225	13,593	47,742	(350)	158,664

(Loss) income from operations	(454)	(26,388)	(299)	1,795	—	(25,346)

Equity in (loss) income of subsidiary, net of taxes	(42,703)	—	—	—	42,703	—

Other income (expense)
Interest expense	(9,353)	(4,975)	(186)	(1,130)	456	(15,188)
Interest and other income	455	4	—	—	(456)	3
Other income (expense)	—	3,008	116	(157)	—	2,967

Total other income (expense)	(8,898)	(1,963)	(70)	(1,287)	—	(12,218)

REORGANIZATION ITEMS, NET	(23,126)	(11,924)	64	(3,324)	—	(38,310)

(Loss) income before income taxes	(75,181)	(40,275)	(305)	(2,816)	42,703	(75,874)
Income tax (benefit) provision	—	—	—	(693)	—	(693)

NET (LOSS) INCOME	$(75,181)	$(40,275)	$(305)	$(2,123)	$42,703	$(75,181)

NOTE: THE MARCH 31, 2016 BALANCES MAY BE ADJUSTED UPON COMPLETION OF THE 2016 1ST QTR REVIEW AND MAY AFFECT THESE RESULTS
NOTE: YTD TOTALS REFLECT ADJUSTMENTS AS A RESULT OF THE 2015 AUDIT WHICH WAS COMPLETED IN MAY 2016.

NON-FINANCIAL OPERATING METRICS REPORT
			Month ended
Shipments			May 31, 2016
Zinc finished product - tons (Z + HH combined)(excludes WOX/Calcine)			6,558
Finished Products Zinc-Contained tons (Z + HH combined) (excludes WOX/Calcine)			5,372
WOX/Calcine shipments combined - tons			14,763
Calcine shipments - tons			10,344
Calcine zinc-contained tons			6,554
Total Zinc-Contained tons (Finished Prod from Z + HH + calcine/WOX)			14,578
Zinc finished product - tons (HH) (excludes WOX/Calcine)			629
Total Zinc Product Zinc - Contained tons (HH) (includes WOX/Calcine)			9,834
EAF dust receipts - tons (HH)			47,529
Nickel remelt alloy shipments - tons (I)			2,579

Net sales realization
Zinc finished products - per lb (Z + HH combined)			$0.91
Zinc finished products - per lb zinc-contained (Z + HH combined)			$1.11
Zinc finished products premium - per lb zinc-contained (Z + HH combined)			$0.26
Zinc Product Shipments - per lb zinc-contained (HH)			$0.48
LME average zinc price - per lb			$0.85
LME average nickel price - per lb			$3.94

Production
Zinc metal production tons (Mooresboro)			—
Mooresboro conversion costs (per lb)			$—
Recycling facility conversion costs (per lb)			$0.42

Financial (in 000's)			UNAUDITED
Net Zinc metal sales excl. intercompany (HH) (excludes brokered)			$—
Brokered metal sales			$1,038
EAFD collection revenue			$3,629
EAFD collection costs			$2,527
Zochem adjusted EBITDA - R			$724
INMETCO adjusted EBITDA - R			$485

Segment data (3 segments + Corp, elim, other) (in 000's)
UNAUDITED				Corp, Elims
	Horsehead	Zochem	INMETCO	& Other	Consolidated
Revenue	$13,245	$10,440	$2,957	$(96)	$26,546
Depreciation & amortization	1,617	190	252	—	2,059
COGS	15,263	9,566	1,510	(96)	26,243
SG&A	968	150	188	120	1,426
Interest expense	951	270	38	1,764	3,023
(Loss) income before income taxes	$(5,551)	$(22)	$982	$(6,906)	$(11,497)

Revenue excl. unrealized non-cash hedge adj and interco. sales	$13,149	$10,440	$2,957	$—	$26,546
Unrealized non-cash hedge adj (expense) income	$—	$—	$—	$—	$—
Capital expenditures	$1,843	$111	$206	$—	$2,160

COMPLIANCE CERTIFICATE
For the Period From February 2, 2016 to May 31, 2016 ("Test Period")
The undersigned hereby certifies that he/she is the Vice President & Chief Financial Officer of Horsehead Corporation, company organized under the laws of the State of Delaware (“Horsehead”), the Vice President & Chief Financial Officer of The International Metals Reclamation Company, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), the Vice President & Chief Financial Officer of Horsehead Metal Products, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), the Vice President & Chief Financial Officer of Zochem Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and the Vice President & Chief Financial Officer of Horsehead Holding Corp., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), and that as such he/she is authorized to execute this certificate on behalf of each Borrower. With reference to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement dated as of February 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the guarantors party thereto from time to time Cantor Fitzgerald Securities, as Administrative Agent and the lenders party thereto from time to time, the Borrowers represent and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):
The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and in the Loan Documents are true and correct in all material respects at and as of the time of delivery hereof as if made on and as of the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date;
No Default or Event of Default has occurred that has not otherwise been waived.
Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether INMETCO and Zochem are each in compliance with their respective Minimum EBITDA-R requirements, as reflected in this certificate;
There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the Effective Date.
As of the last day of the Test Period the following statements, amounts, and calculations were true and correct:

Section 6.21(b)(i) - Minimum EBITDA-R for INMETCO.

(A) Adjusted EBITDA-R =	$2,488,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income. =
(i) Net Income	$(495,000)
(ii) Interest Expense	$150,000
(iii) provision for income taxes	$(123,000)
(iv) depreciation, amortization	$1,007,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$—
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries ONE TIME FIRE CHARGES RELATING TO INSURANCE CLAIM
$(106,000)
(vii) the charges, fees, costs and expenses in connection with, and a pro forma adjustment for actual lost revenues resulting from, a single furnace shutdown during the life of the Facility; provided that, the aggregate amount added pursuant to this clause (vii) shall not exceed $2,000,000 during the life of the Facility	$1,983,000
(viii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$72,000

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of INMETCO been met?    X YES     NO

Section 6.21(b)(ii) - Minimum EBITDA-R for ZOCHEM

(A) Adjusted EBITDA-R =	$2,210,000
(i) + [(ii) + (iii) + (iv) + (v)+(vi)+(vii) + (viii)] Items (ii) - (iv) shall be included to the extent deducted from Consolidated Net Income.
(i) Net Income	$(1,297,000)
(ii) Interest Expense	$1,036,000
(iii) provision for income taxes	$(398,000)
(iv) depreciation, amortization	$748,000
(v) unrealized gains and losses on hedge transaction positions, non-cash compensation expenses, one-time charges to Net Income and all other non-cash charges	$(13,000)
(vi) charges, fees, costs, commissions and expenses incurred during such period in connection with the Credit Agreement, the other Loan Documents, the Chapter 11 Cases, any reorganization plan in connection with the Chapter 11 Cases, any exit credit agreements, and any and all transactions contemplated by the foregoing, including the write-off of any receivables, the termination or settlement of executory contracts, professional and accounting costs, fees and expenses, operational restructuring costs, fees and expenses, management incentive, employee retention or similar plans (in each case to the extent such plan is approved by the Bankruptcy Court to the extent required), litigation costs and settlements, asset write-downs, income and gains recorded in connection with the corporate reorganization of such Person and its Subsidiaries
$2,014,000
(vii) any intercompany charges incurred by Horsehead for administrative services provided to Horsehead Holding and its Subsidiaries	$120,000
(viii) any costs or expenses incurred in connection with the funding of the Canadian Pension Plans	$—

For the applicable EBITDA- TEST PERIOD, has the minimum required EBITDA-R of ZOCHEM been met?    X YES     NO

[Signature Page Follows.]

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Responsible Officer of the Borrowers and not individually, as of June 28, 2016.

HORSEHEAD CORPORATION

By:     /s/ Timothy D. Boates
Name: Timothy D. Boates
Title:     Chief Restructuring Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:     /s/ Timothy D. Boates
Name: Timothy D. Boates
Title:     Chief Restructuring Officer

HORSEHEAD METAL PRODUCTS, LLC

By:     /s/ Timothy D. Boates
Name: Timothy D. Boates
Title:     Chief Restructuring Officer

ZOCHEM INC.

By:     /s/ Timothy D. Boates
Name: Timothy D. Boates
Title:     Chief Restructuring Officer

HORSEHEAD HOLDING CORP.

By:     /s/ Timothy D. Boates
Name: Timothy D. Boates
Title:     Chief Restructuring Officer